UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2010

Quamtel,  Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31757	98-0233452
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254
(Address of principal execute offices, including zip code)

(982) 361-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

    On March 16, 2010, Mr. Keith Jones submitted his resignation from Registrant’s Board of Directors, effective March 17, 2010.  The Company will seek to fill the seat with an independent director with industry experience, and will actively recruit additional independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quamtel, Inc. (Registrant)

Date: March 18, 2010	By:	/s/ Stuart Ehrlich
Name: Stuart Ehrlich
Title: Chief Executive Officer